SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 15, 2004

(Date of Report (Date of Earliest Event Reported))

iSTAR FINANCIAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-15371	95-6881527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1114 Avenue of the Americas, 27th Floor New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

(212) 930-9400
(Registrant’s Telephone Number, Including Area Code)

Item 5.                                   Other Events

On January 15, 2004, iStar Financial Inc. entered a Purchase Agreement with Initial Purchasers, as defined on Schedule 1 thereto, for the sale of $350,000,000 of its 4.875% Senior Notes due 2009 in a private offering pursuant to Rule 144A.

Item  7.                                Exhibits

Exhibit Number	Exhibit

1	Purchase Agreement dated January 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.

Date:	January 15, 2004	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1	Purchase Agreement dated January 15, 2004.